UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-05824

DOMINI SOCIAL TRUST

(Exact Name of Registrant as Specified in Charter)

536 Broadway, 7th Floor, New York, New York 10012

(Address of Principal Executive Offices)

Amy Domini Thornton

Domini Social Investments LLC

536 Broadway, 7th Floor

New York, New York 10012

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2007

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

TABLE OF CONTENTS

Fund Performance and Holdings
2	Domini Social Equity Trust
8	Domini European Social Equity Trust
15	Domini PacAsia Social Equity Trust
23	Domini EuroPacific Social Equity Trust

32	Expense Example

34	Financial Statements
Domini Social Equity Trust
Domini European Social Equity Trust
Domini PacAsia Social Equity Trust
Domini EuroPacific Social Equity Trust
Report of Independent Registered Public Accounting Firm

49	Board of Trustees’ Consideration of Management and Submanagement Agreements

55	Trustees and Officers

60	Proxy Voting Information

60	Quarterly Portfolio Schedule Information

DOMINI SOCIAL EQUITY TRUST

PERFORMANCE COMMENTARY

For the year ended July 31, 2007, the Domini Social Equity Trust (the “Fund”) returned 16.00%, underperforming the Standard & Poor’s 500 Index (S&P 500) return by 0.13%.

During the four months ended November 29, 2006, the Fund was managed as an index fund. In this period, the Fund’s performance was helped by its underweighting to the energy sector, which underperformed as oil and gas prices declined, and its overweighting to the information technology sector. Stocks that helped performance included Microsoft and Cisco Systems. In the same four-month period, the Fund’s performance was hurt by an overweighting in the consumer staples sector and by stock selection within the financials sector.

On November 30, 2006, the Fund transitioned to an active investment strategy, and Wellington Management Company became the Fund’s submanager.

During the eight months following this transition, the Fund was hurt by its underweighting to the energy sector and its overweighting to the financials sector. The big three oil companies, which do not meet Domini’s sustainability standards for Fund investment, performed well, in part due to high oil prices during the period. However, these negative effects of sector allocation were largely offset by positive effects in other sectors.

The Fund’s active investment process is designed to highlight stock selection as a primary factor driving the Fund’s performance relative to its benchmark. During this eight-month period, the Fund was helped by its investments in two industrial companies that manufacture diesel engines: Navistar (which also makes trucks and school buses) and Cummins. Cummins’ share price nearly doubled during this period, as its earnings exceeded analysts’ expectations.

The Fund was hurt by its positions in several technology stocks. Lexmark International stock declined more than 40% during the eight months since the Fund’s transition, due to weakness in its inkjet printing business. The stock of semiconductor manufacturer Micron Technology, which like Lexmark is no longer held by the Fund, declined about 20%, in part due to declining prices caused by an oversupply of memory chips. Apple Computer’s stock rose more than 40%, driven by strong sales of Macintosh computers and iPod music players, and by market expectations for the new iPhone. However, the percentage of Apple stock in the Fund’s portfolio was less than its percentage in the S&P 500 Index.

The table and bar chart below provide information as of July 31, 2007, about the ten largest holdings of the Domini Social Equity Trust and its portfolio holdings by industry sector:

TEN LARGEST HOLDINGS

COMPANY	% NET ASSETS
Intl Business Machines Corp	3.79%
Verizon Communications Inc	3.46%
JP Morgan Chase & Co.	3.40%
Citigroup Inc	3.25%
Hewlett-Packard Company	3.23%
Merck & Co. Inc	3.16%
Bank of America Corporation	2.94%
Johnson & Johnson	2.63%
Goldman Sachs Group Inc	2.62%
Microsoft Corp	2.41%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

*	Other reflects Repurchase Agreements and Other Assets, less liabilities.
______________

The holdings mentioned above are described in the Domini Social Equity Trust’s Portfolio of Investments at July 31, 2007, included herein. The composition of the Trust’s portfolio is subject to change.

Performance Commentary	3

Shares of the Domini Social Equity Trust (DSET) are not available for direct investment. The table and graph below reflect the performance of the Domini Social Equity Fund (the “Fund”) which invests its assets in the DSET. This performance has not been adjusted to reflect DSET’s lower expenses.

AVERAGE ANNUAL TOTAL RETURNS

		Domini Social Equity Fund Investor Shares (DSEFX)		S&P 500
	1 year	20.77%		20.59%
As of	5 Year	9.03%		10.70%
6-30-07	10 Year	6.27%		7.13%
	Since Inception	10.11	%(1)	10.93	%(1)
	1 Year	15.11%		16.13%
As of	5 Year	9.71%		11.81%
7-31-07	10 Year	4.88%		5.98%
	Since Inception	9.76	%(1)	10.66	%(1)

COMPARISON OF $10,000 INVESTMENT IN THE

DOMINI SOCIAL EQUITY FUND INVESTOR SHARES AND S&P 500

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 60 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived. The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses were estimated to total 1.19% of net assets. Until November 30, 2007, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 1.15% of net assets.

______________
(1)	Since June 3, 1991.

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 09/07

4	Performance Commentary

DOMINI SOCIAL EQUITY TRUST

PORTFOLIO OF INVESTMENTS

JULY 31, 2007

SECURITY	SHARES	VALUE
Common Stocks – 99.5%
Consumer Discretionary – 10.2%
Amazon.com, Inc.	41,000	$3,220,140
AutoZone Inc. (a)	54,047	6,853,700
Best Buy Co., Inc.	858	38,258
Big Lots, Inc. (a)	231,100	5,976,246
Bright Horizons Family Solutions, Inc. (a)	443	17,188
CBS Corporation, Class B	699,300	22,181,796
Coach Inc. (a)	176,500	8,023,690
Comcast Corporation, Class A (a)	6,750	177,323
Cooper Tire & Rubber	172,000	3,954,280
Disney (Walt) Company (The)	285,937	9,435,921
Family Dollar Stores Inc.	986	29,205
Gap Inc.	2,187	37,616
Home Depot, Inc. (The)	3,344	124,296
Horton, (D.R.), Inc.	1,975	32,232
Interface Inc., Class A	1,268	23,369
J.C. Penney Company Inc.	111,417	7,580,813
Johnson Controls Inc.	818	92,557
Limited Brands	868	20,962
Lowe’s Companies, Inc.	2,686	75,235
Mattel Inc.	642,100	14,710,511
McDonald’s Corporation	413,974	19,816,935
McGraw-Hill Companies	1,512	91,476
Meredith Corporation	623	35,193
NIKE Inc., Class B	2,388	134,803
Nordstrom, Inc.	595	28,310
Pulte Homes, Inc.	1,594	30,828
Radio One, Inc. (a)	2,279	13,948
RadioShack Corporation	130,200	3,271,926
Scholastic Corporation (a)	722	23,234
Staples, Inc.	1,858	42,771
Starbucks Corporation (a)	2,378	63,445
Target Corporation	1,736	105,150
Time Warner, Inc.	171,076	3,294,924
Washington Post Company, Class B	95	75,121
Wendy’s International, Inc.	1,823	63,860
Whirlpool Corporation	222,063	22,674,853
		132,372,115
Consumer Staples – 7.4%
Avon Products, Inc.	1,706	$61,433
Church & Dwight Co., Inc.	70,785	3,472,712
Coca Cola Company	349,484	18,211,611
Colgate-Palmolive Company	1,796	118,536
CVS Caremark Corporation	1,905	67,037
Estee Lauder Companies, Inc., Class A	457,149	20,580,848
General Mills Inc.	137,400	7,642,188
Green Mountain Coffee, Inc. (a)	966	28,642
Hershey Company (The)	1,736	80,030
J.M. Smucker Company (The), New Common	181,941	10,154,127
Kimberly-Clark Corporation	1,456	97,945
Kroger Company	697,377	18,103,907
PepsiCo, Inc.	4,153	272,520
Procter & Gamble Company	62,301	3,853,940
SunOpta Inc. (a)	2,500	28,175
Supervalu Inc.	326,300	13,596,921
United Natural Foods, Inc. (a)	732	19,932
Walgreen Company	1,964	86,770
Wild Oats Markets, Inc. (a)	1,259	20,270
		96,497,544
Energy – 6.8%
Anadarko Petroleum Corporation	4,618	232,424
Apache Corporation	66,462	5,366,807
Devon Energy Corporation	3,970	296,202
ENSCO International, Inc.	131,300	8,018,491
EOG Resources, Inc.	3,008	210,861
Metretek Technologies, Inc. (a)	1,700	23,885
National Oilwell Varco Inc.	33,800	4,059,718
Noble Corporation	47,100	4,825,866
Noble Energy, Inc.	90,200	5,514,828
Tidewater Inc.	316,600	21,661,772
Unit Corporation (a)	424,800	23,389,487
XTO Energy Inc.	266,916	14,554,929
		88,155,270

DOMINI SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

SECURITY	SHARES	VALUE
Financials – 24.2%
Allstate Corporation	240,200	$12,766,630
American Express Company	3,876	226,901
Assurant, Inc.	112,700	5,716,144
Bank of America Corporation	804,000	38,125,680
Chubb Corporation	191,666	9,661,883
CIT Group, Inc.	258,400	10,640,912
Citigroup, Inc.	903,200	42,062,024
Fannie Mae	242,416	14,506,173
FirstFed Financial Corp. (a)	142,600	6,445,520
Freddie Mac	2,222	127,254
Goldman Sachs Group, Inc. (The)	180,300	33,957,702
Hartford Financial Services Group (The)	226,038	20,766,111
Heartland Financial USA, Inc.	498	8,487
Lehman Brothers Holdings Inc.	46,200	2,864,400
Medallion Financial Corporation	1,275	14,650
Morgan (J.P.) Chase & Co.	1,001,530	44,077,335
Nationwide Financial Services, Inc., Class A	224,600	12,781,986
Popular Inc.	4,111	54,224
Prudential Financial, Inc.	204,100	18,089,383
SunTrust Banks, Inc.	156,426	12,248,156
Travelers Companies, Inc. (The)	482,652	24,509,069
U.S. Bancorp	5,163	154,632
Wachovia Corporation	68,783	3,247,245
Washington Mutual, Inc.	4,331	162,542
Wells Fargo & Company	6,826	230,514
		313,445,557
Health Care – 12.9%
Amgen, Inc. (a)	150,766	8,102,165
Baxter International, Inc.	301,422	15,854,797
Becton Dickinson & Company	2,202	168,145
Conceptus, Inc. (a)	1,100	17,820
Express Scripts, Inc. (a)	125,200	6,276,276
Forest Laboratories, Inc. (a)	233,000	9,366,600
Genentech, Inc. (a)	1,600	119,008
Gilead Sciences, Inc. (a)	155,210	5,778,468
Invacare Corporation	1,260	25,893
Johnson & Johnson	563,424	$34,087,152
Kinetic Concepts, Inc. (a)	144,500	8,883,860
Medtronic, Inc.	3,455	175,065
Merck & Co., Inc.	823,602	40,891,839
Watson Pharmaceuticals, Inc. (a)	384,300	11,690,406
Zimmer Holdings, Inc. (a)	335,843	26,115,152
		167,552,646
Industrials – 7.1%
3M Company	2,664	236,883
Baldor Electric Company	1,190	54,312
Brady Corporation, Class A	654	22,883
Cooper Industries, Ltd., Class A	2,386	126,267
Cummins Inc.	182,232	21,630,937
Deere & Company	70,100	8,441,442
Deluxe Corporation	265,200	10,013,952
Donnelley (R.R.) & Sons Company	2,118	89,507
Emerson Electric Company	4,408	207,485
Evergreen Solar, Inc. (a)	1,700	14,161
Fuel Tech, Inc. (a)	700	19,579
FuelCell Energy, Inc. (a)	2,600	19,136
Granite Construction Incorporated	737	47,898
Herman Miller, Inc.	896	27,355
Illinois Tool Works, Inc.	2,800	154,140
JetBlue Airways Corporation (a)	2,293	22,586
Kadant Inc. (a)	627	16,898
Monster Worldwide, Inc. (a)	835	32,473
Navistar International Corporation (a)	134,900	8,498,700
PACCAR Inc.	206,900	16,928,558
Pitney Bowes, Inc.	1,457	67,168
Ryder System, Inc.	154,684	8,410,169
Southwest Airlines Co.	3,478	54,465
Tennant Company	1,296	49,961
Trex Company, Inc. (a)	888	14,830
United Parcel Service, Inc., Class B	1,873	141,824
YRC Worldwide Inc. (a)	506,579	16,271,317
		91,614,886
Information Technology – 17.6%
Apple Inc. (a)	1,312	172,869
Applied Materials, Inc.	301,000	6,634,040
Arrow Electronics, Inc.	146,900	5,614,518

DOMINI SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

SECURITY	SHARES	VALUE
Information Technology (Continued)
Cisco Systems, Inc. (a)	8,816	$254,871
Convergys Corporation (a)	218,300	4,158,615
Dell Inc. (a)	301,684	8,438,101
eBay Inc. (a)	2,176	70,502
Electronic Data Systems Corporation	980,900	26,474,491
Google Inc., Class A (a)	300	153,000
Hewlett-Packard Company	908,347	41,811,212
Intel Corporation	10,039	237,121
International Business Machines Corporation	444,500	49,183,925
Itron, Inc. (a)	445	35,346
Jabil Circuit, Inc.	1,500	33,796
Juniper Networks, Inc. (a)	1,900	56,924
LAM Research Corporation (a)	338,900	19,601,976
MEMC Electronic Materials, Inc. (a)	129,700	7,953,204
Microsoft Corporation	1,076,952	31,220,838
Motorola, Inc.	5,000	84,950
Power Integrations, Inc. (a)	600	15,901
QUALCOMM, Inc.	3,434	143,026
SunPower Corporation, Class A (a)	400	28,213
Symantec Corporation (a)	425,846	8,176,243
Texas Instruments, Inc.	3,628	127,669
Western Digital Corporation (a)	526,800	11,247,180
Xerox Corporation (a)	375,198	6,550,957
		228,479,488
Materials – 2.1%
Airgas, Inc.	1,159	54,125
Ecolab, Inc.	1,757	73,987
International Paper Company	3,000	111,210
Lubrizol Corporation	88,200	5,526,612
MeadWestvaco Corporation	2,666	86,752
Nucor Corporation	189,116	9,493,623
Rock-Tenn Company, Class A	592	18,187
Rohm and Haas Company	1,510	85,345
Schnitzer Steel Industries Inc., Class A	1,269	$68,767
Sonoco Products Company	1,260	46,204
United States Steel Corporation	115,300	11,332,837
		26,897,649
Telecommunication Services – 6.7%
AT&T Inc.	747,904	29,287,921
CenturyTel, Inc.	271,200	12,439,944
Sprint Nextel Corp.	5,159	105,914
Verizon Communications Inc.	1,053,538	44,901,789
		86,735,568
Utilities – 4.5%
Atmos Energy Corporation	130,000	3,649,100
CenterPoint Energy, Inc.	936,700	15,436,816
Energen Corporation	435,247	23,028,919
ONEOK, Inc.	187,100	9,495,325
Pepco Holdings, Inc.	250,200	6,772,914
WGL Holdings	8,577	256,795
		58,639,869
Total Common Stocks (Cost $1,180,493,385)		1,290,390,592
Repurchase Agreements – 0.4%
State Street Bank & Trust, dated 7/31/07, 3.52% due 8/1/07, maturity amount $4,790,465 (collateralized by U.S. Government Agency Mortgage Securities, Fannie Mae, 5.45%, 10/18/2021, market value $4,886,869)	4,789,996	4,789,996
Total Repurchase Agreements (Cost $4,789,996)		4,789,996
Total Investments — 99.9% (Cost $1,185,283,381) (b)		1,295,180,588
Other Assets, less liabilities — 0.1%		889,974
Net Assets — 100.0%		$1,296,070,562
______________
(a)	Non-income producing security.
(b)

The aggregate cost for federal income tax purposes is $1,229,563,689. The aggregrate gross unrealized appreciation is $103,861,105 and the aggregate gross unrealized depreciation is $38,244,206, resulting in net unrealized appreciation of $65,616,899.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI EUROPEAN SOCIAL EQUITY TRUST

PERFORMANCE COMMENTARY

For the year ended July 31, 2007, the Domini European Social Equity Trust (the “Fund”) returned 27.45%, underperforming the Morgan Stanley Capital International Europe Index (MSCI Europe) by 0.82%.

The Fund’s performance relative to its benchmark was hurt by its position in the Irish fruit and produce distributor Fyffes. The company’s share price declined in the second quarter after it failed to meet analysts’ earnings expectations, which it attributed in part to an increase in fuel prices. The Fund was also hurt by its position in the French pharmaceutical company Sanofi-Aventis.

The Fund’s position in the Italian automaker Fiat was a positive contributor to returns, as its stock price doubled during the year. (See our discussion of Fiat in “The Way You Invest Matters: Global Warming.”) The exclusion of the integrated oil company BP also contributed to the Fund’s relative performance, as BP’s stock performance was essentially flat in a year when the market was rising sharply. The company, which does not meet Domini’s investment standards, has suffered setbacks including the departure of its CEO and maintenance problems at its facility in Prudhoe Bay, Alaska.

The Fund was helped by its positions in the British company Aggreko, which rents power generators, and the Swedish bus and truck manufacturer Scania, which claims to be the world’s only supplier of ethanol-powered commercial vehicles. The Fund was also helped by its avoidance of the British pharmaceutical company AstraZeneca, which does not meet our investment standards.

8

The table and bar chart below provide information as of July 31, 2007, about the ten largest holdings of the Domini European Social Equity Trust and its portfolio holdings by industry sector and by country:

TEN LARGEST HOLDINGS

COMPANY	% NET ASSETS
Vivendi SA	3.02%
Swiss Re-Reg	2.92%
Sanofi-Aventis	2.78%
Fiat SPA	2.65%
Royal Bank of Scotland Group	2.64%
Statoil ASA	2.64%
UniCredito Italiano SPA	2.23%
Muenchener Rueckver AG-Reg	2.21%
Allianz SE-Reg	2.12%
National Grid PLC	2.04%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

* Other reflects Repurchase Agreements and Other Assets, less liabilities.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS)

* Other reflects Turkey, Poland, Portugal, Repurchase Agreements, and Other Assets, less liabilities.

______________

The holdings mentioned above are described in the Domini European Social Equity Trust’s Portfolio of Investments at July 31, 2007, included herein. The composition of the Trust’s portfolio is subject to change.

Performance Commentary	9

Shares of the Domini European Social Equity Trust (DESET) are not available for investment. The table and graph below reflect the performance of the Domini European Social Equity Fund (the “European Fund”) which invests its assets in the DESET. This performance has not been adjusted to reflect DESET’s lower expenses.

AVERAGE ANNUAL TOTAL RETURNS

		Domini European Social Equity Fund (DEUFX)	MSCI Europe
As of 6-30-07	1 Year	33.06%	33.07%
	Since Inception	33.03%(1)	28.84%(1)
As of 7-31-07	1 Year	26.49%	28.27%
	Since Inception	28.60%(1)	25.85%(1)

COMPARISON OF $10,000 INVESTMENT IN THE

DOMINI EUROPEAN SOCIAL EQUITY FUND AND MSCI EUROPE

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 60 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini European Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses were estimated to total 1.88% of net assets. Until November 30, 2007, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 1.60% of net assets.

The Morgan Stanley Capital International Europe Index (MSCI Europe) is an unmanaged index of common stocks. Investors cannot invest directly in the MSCI Europe.

______________
(1)	Since October 3, 2005

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 09/07

10	Performance Commentary

DOMINI EUROPEAN SOCIAL EQUITY TRUST

PORTFOLIO OF INVESTMENTS

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Common Stocks – 98.8%
Austria – 2.5%
Immoeast AG (a)	Real Estate	62,915	$817,378
Immofinanz AG (a)	Real Estate	107,410	1,350,676
OMV AG	Energy	2,399	149,123
Voestalpine AG	Materials	11,768	979,526
			3,296,703
Belgium – 3.9%
Belgacom SA	Telecommunication Services	48,604	1,968,715
Fortis	Diversified Financials	41,009	1,617,109
Omega Pharma SA	Health Care Equipment & Services	19,098	1,638,734
			5,224,558
Denmark – 2.4%
Dampskibsselskabet Torm	Energy	45,252	1,803,004
Danske Bank A/S	Banks	7,856	331,022
H. Lundbeck A/S	Pharma, Biotech & Life Sciences	5,300	136,396
Sydbank A/S	Banks	18,800	954,824
			3,225,246
Finland – 5.0%
Elisa OYJ – A Shares	Telecommunication Services	14,545	411,374
Kesko OYJ – B Shares	Food & Staples Retailing	27,708	1,468,107
Metso OYJ	Capital Goods	7,144	452,425
Orion OYJ	Pharma, Biotech & Life Sciences	73,462	1,925,050
Outokumpu OYJ	Materials	21,597	669,260
Rautaruukki OYJ	Materials	26,846	1,759,840
			6,686,056
France – 14.4%
Air France – KLM	Transportation	33,873	1,525,426
BNP Paribas	Banks	23,573	2,592,584
Credit Agricole SA	Banks	18,360	701,883
France Telecom SA	Telecommunication Services	94,621	2,545,099
Lafarge SA	Materials	1,395	236,411
Michelin (CDGE) – B	Automobiles & Components	5,884	777,256
Sanofi – Aventis	Pharma, Biotech & Life Sciences	44,329	3,714,994
Societe Generale	Banks	8,920	1,533,942
Ste Des Ciments Francais – A	Materials	3,576	813,204
Valeo	Automobiles & Components	13,920	714,038
Vivendi SA	Media	94,767	4,027,413
			19,182,250
Germany – 11.7%
Allianz SE – Reg	Insurance	13,278	2,824,930
Altana AG	Pharma, Biotech & Life Sciences	36,224	851,066
Celesio AG	Health Care Equipment & Services	40,107	2,410,227
Deutsche Lufthansa – Reg	Transportation	63,951	1,795,338
Deutsche Telekom AG – Reg	Telecommunication Services	34,069	588,077
Epcos AG	Technology Hardware & Equipment	37,186	749,176
Fresenius SE	Health Care Equipment & Services	28,437	2,065,576
Merck KGAA	Pharma, Biotech & Life Sciences	5,829	727,650
Muenchener Rueckver AG – Reg	Insurance	17,158	2,956,565
ProSieben Sat.1 Media AG	Media	17,237	622,053
			15,590,658

DOMINI EUROPEAN SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Ireland – 1.4%
Fyffes PLC	Food & Staples Retailing	1,375,229	$1,505,491
Kerry Group PLC – A	Food & Beverage	14,438	383,032
			1,888,523
Italy – 5.2%
Banca Popolare Emilia Romagna	Banks	20,412	495,969
Fiat SPA	Automobiles & Components	120,134	3,534,901
UniCredito Italiano SPA	Banks	350,135	2,971,701
			7,002,571
Netherlands – 8.6%
Arcelor Mittal	Materials	33,829	2,075,604
Fugro NV – CVA	Energy	16,388	1,091,097
ING Groep NV – CVA	Diversified Financials	50,956	2,152,174
Koninkijke KPN NV	Telecommunication Services	87,899	1,360,673
OCE NV	Technology Hardware & Equipment	65,016	1,505,327
SNS Reaal	Insurance	49,704	1,106,471
TNT NV	Transportation	44,686	1,918,695
Unilever NV – CVA	Food & Beverage	8,276	250,255
			11,460,296
Norway – 5.1%
Norsk Hydro ASA	Energy	26,828	1,033,879
Orkla ASA	Capital Goods	46,500	875,107
Petroleum Geo – Services	Energy	16,167	384,520
Statoil ASA	Energy	118,967	3,520,287
Tandberg ASA	Technology Hardware & Equipment	25,104	569,314
Telenor ASA	Telecommunication Services	23,978	439,016
			6,822,123
Poland – 0.3%
Globe Trade Centre SA (a)	Real Estate	10,681	147,548
Polish Oil & Gas	Energy	166,817	292,894
			440,442
Portugal – 0.2%
Banco Espirito Santo – Reg	Banks	10,373	243,529
			243,529
Spain – 1.3%
Gas Natural SDG SA	Utilities	25,993	1,492,474
Telefonica SA	Telecommunication Services	10,472	245,205
			1,737,679
Sweden – 5.9%
Electrolux AB – Ser B	Consumer Durables & Apparel	27,600	690,186
Eniro AB	Media	61,200	753,990
Industrivarden AB – C Shares	Diversified Financials	34,800	716,688
Investor AB – B Shares	Diversified Financials	20,200	522,493
Nordea AB	Banks	61,223	986,447
Scania AB – B Shares	Capital Goods	76,600	1,825,375
SSAB Svenskt Stal AB – Ser A	Materials	7,050	252,983
SSAB Svenskt Stal AB – Ser A Rights (c)	Materials	7,050	24,458
Swedbank AB	Banks	49,700	1,804,818
Teliasonera AB	Telecommunication Services	44,500	336,442
			7,913,880

DOMINI EUROPEAN SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Switzerland – 4.5%
Novartis AG – Reg Shares	Pharma, Biotech & Life Sciences	19,482	$1,049,457
Rieter Holding AG	Automobiles & Components	993	522,848
Swiss Re – Reg	Insurance	45,478	3,896,937
The Swatch Group AG – Reg	Consumer Durables & Apparel	9,901	576,802
			6,046,044
Turkey – 0.6%
Ihlas Holding (a)	Capital Goods	262,048	143,533
Trakya Cam Sanayii A.S.	Capital Goods	92,053	344,453
Turk Sise ve Cam Fabrikalari AS	Consumer Durables & Apparel	64,938	289,864
			777,850
United Kingdom – 25.8%
3i Group PLC	Diversified Financials	101,733	2,204,144
Aggreko PLC	Commercial Services & Supplies	47,281	519,670
Arriva PLC	Transportation	47,675	756,839
Aviva PLC	Insurance	63,993	889,716
Barclays PLC	Banks	177,780	2,498,261
Barratt Developments PLC	Consumer Durables & Apparel	24,983	468,191
Bellway PLC	Consumer Durables & Apparel	11,578	289,142
BG Group PLC	Energy	38,952	633,906
Bovis Homes Group PLC	Consumer Durables & Apparel	21,038	327,619
BT Group PLC	Telecommunication Services	263,647	1,671,703
Drax Group PLC	Utilities	97,495	1,351,755
Firstgroup PLC	Transportation	49,226	629,099
GlaxoSmithKline PLC	Pharma, Biotech & Life Sciences	95,715	2,423,495
HBOS PLC	Banks	93,511	1,821,762
Home Retail Group	Retailing	78,297	650,553
HSBC Holdings PLC	Banks	17,643	327,079
Man Group PLC	Diversified Financials	147,075	1,673,410
National Express Group PLC	Transportation	38,434	886,769
National Grid PLC	Utilities	191,882	2,721,554
Next PLC	Retailing	48,876	1,867,161
Royal Bank of Scotland Group	Banks	295,833	3,523,764
Stagecoach Group	Transportation	82,873	352,358
Standard Life PLC	Insurance	151,181	937,800
Taylor Woodrow PLC	Consumer Durables & Apparel	313,600	2,066,903
Travis Perkins PLC	Capital Goods	11,226	427,231
Trinity Mirror PLC	Media	43,648	446,185
Vodafone Group PLC	Telecommunication Services	108,452	326,175
Whitbread PLC	Consumer Services	7,826	262,836
William Morrison Supermarkets PLC	Food & Staples Retailing	238,320	1,452,437
			34,407,517
Total Common Stocks (Cost $121,514,472)			131,945,925

DOMINI EUROPEAN SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Repurchase Agreements — 1.0%
State Street Bank & Trust, dated 7/31/07, 3.52% due 8/1/07, maturity amount $1,334,587 (collateralized by U.S. Government Agency Mortgage Securities, Fannie Mae, 5.45%, 10/18/2021, market value $1,365,956)	Repurchase Agreement	1,334,456	$1,334,456
Total Repurchase Agreements (Cost $1,334,456)			1,334,456
Total Investments — 99.8% (Cost $122,848,928) (b)			133,280,381
Other Assets, less liabilities — 0.2%			222,712
Net Assets — 100.0%			$133,503,093
______________
(a)	Non-income producing security.
(b)

The aggregate cost for federal income tax purposes is $122,982,772. The aggregate gross unrealized appreciation is $16,472,046 and the aggregate gross unrealized depreciation is $6,174,437, resulting in net unrealized appreciation of $10,297,609.

(c)	Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trust’s Board of Trustees.

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI PACASIA SOCIAL EQUITY TRUST

PERFORMANCE COMMENTARY

From the Domini PacAsia Social Equity Trust’s (the ‘‘Fund’’) inception on December 27, 2006, through July 31, 2007, the Fund returned 7.14%, underperforming the Morgan Stanley Capital International All Country Asia Pacific Index (MSCI AC Asia Pacific) by 6.55%.

The Fund was hurt by its exclusion of the Australian mining company BHP Billiton, which returned more than 60% for the first seven months of 2007. BHP Billiton does not meet our investment standards due to its major involvement in uranium mining and other social and environmental concerns.

The Fund was also hurt by its position in the Japanese automaker Honda Motor and the Japanese homebuilder Sekisui House. Sekisui House is notable for its use of environmentally friendly technologies such as fuel cells and solar cells.

The Fund was helped by its avoidance of the Japanese automaker Toyota Motor, which does not meet our investment standards. Toyota’s stock declined approximately 10% during the first seven months of 2007.

The Fund’s underweighting to China, where relatively few companies currently meet Domini’s investment standards, also hurt performance.

15

The table and bar chart below provide information as of July 31, 2007, about the ten largest holdings of the Domini PacAsia Social Equity Trust and its portfolio holdings by industry sector and by country:

TEN LARGEST HOLDINGS

COMPANY	% NET ASSETS
Honda Motor Co Ltd	2.70%
Fuji Film Holdings Corp	2.41%
Mitsui Trust Holding Inc	2.07%
Nintendo Company Ltd	2.04%
Sony Corporation	2.02%
Nippon Express Co Ltd	1.90%
Sekisui House Limited	1.88%
Kawasaki Kisen Kaisha Ltd	1.83%
TDK Corp	1.82%
Toppan Printing Company Ltd	1.81%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

*	Other reflects Repurchase Agreements and Other Liabilities, less assets.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS)

*	Other reflects Repurchase Agreements and Other Liabilities, less assets.
______________

The holdings mentioned above are described in the Domini PacAsia Social Equity Trust’s Portfolio of Investments at July 31, 2007, included herein. The composition of the Trust’s portfolio is subject to change.

16 Performance Commentary

Shares of the Domini PacAsia Social Equity Trust (DASET) are not available for direct investment. The table and graph below reflect the performance of the Domini PacAsia Social Equity Fund (the “Fund”) which invests its assets in the DASET. This performance has not been adjusted to reflect DASET’s lower expenses.

Total Return Since Inception (12/27/2006)

	Domini PacAsia Social Equity Fund (DPAFX)	MSCI AC Asia Pacific
As of 6-30-07	5.76%	11.28%
As of 7-31-07	6.56%	13.69%

COMPARISON OF $10,000 INVESTMENT IN THE

DOMINI PACASIA SOCIAL EQUITY FUND AND MSCI AC ASIA PACIFIC

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 60 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini PacAsia Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses were estimated to total 2.35% of net assets. Until November 30, 2007, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 1.60% of net assets.

The Morgan Stanley Capital International All Country Asia Pacific Index (MSCI AC Asia Pacific) is an unmanaged index of common stocks. Investors cannot invest directly in the MSCI AC Asia Pacific.

______________

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 09/07

Performance Commentary 17

DOMINI PACASIA SOCIAL EQUITY TRUST

PORTFOLIO OF INVESTMENTS

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Common Stocks – 99.0%
Australia – 11.0%
Australia and New Zealand Banking Group Lt	Banks	14,411	$347,348
CFS Retail Property Trust	Real Estate	88,275	160,583
Commonwealth Bank Of Australia	Banks	3,468	159,935
Commonwealth Property Office	Real Estate	68,765	93,414
CSL Limited	Pharma, Biotech & Life Sciences	785	59,132
DB RREEF Trust	Real Estate	80,104	123,364
GPT Group	Real Estate	8,767	33,477
Insurance Australia Group Lt	Insurance	23,701	114,671
Investa Property Group	Real Estate	19,609	48,839
Macquarie Infrastructure Group	Transportation	166,629	462,555
QBE Insurance Group Ltd	Insurance	18,389	466,854
Telstra Corp Ltd	Telecommunication Services	19,793	77,654
Westfield Group	Real Estate	21,175	342,573
Westfield Group – New	Real Estate	1,840	29,197
Westpac Banking Corporation	Banks	8,613	191,480
Zinifex Ltd	Materials	14,905	247,845
			2,958,921
China – 1.3%
Agile Property Holdings Ltd	Real Estate	42,000	73,333
Chaoda Modern Agriculture	Food & Beverage	132,903	98,906
TPV Technology Ltd	Technology Hardware & Equipment	214,223	164,092
			336,331
Hong Kong – 8.6%
Cathay Pacific Airways Ltd	Transportation	31,002	80,783
Chinese Estates Holdings Ltd	Real Estate	92,239	167,561
First Pacific Co	Diversified Financials	58,389	41,789
Hang Lung Group Ltd	Real Estate	26,665	130,742
Henderson Land Development	Real Estate	13,142	94,667
Hopewell Highway Infrastructure Ltd	Transportation	42,000	40,147
Hopewell Holdings	Transportation	49,086	211,939
Hysan Development Company	Real Estate	31,000	80,607
Jardine Matheson Holdings Ltd	Diversified Financials	5,993	145,031
Jardine Strategic Holdings Ltd	Diversified Financials	9,859	129,153
Kingboard Chemicals Holdings	Technology Hardware & Equipment	36,728	202,165
Orient Overseas Intl Ltd	Transportation	9,666	115,064
Sun Hung Kai Properties	Real Estate	2,833	36,029
Swire Pacific Ltd ‘A’	Real Estate	19,664	222,572

18

DOMINI PACASIA SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Hong Kong (Continued)
Wharf Holdings Ltd	Real Estate	91,675	$378,458
Wheelock & Co Ltd	Real Estate	90,418	233,567
			2,310,274
India – 2.4%
Bharti Airtel Limited (a)	Telecommunication Services	3,330	73,745
Hindalco Industries –144a GDR	Materials	104,028	457,723
Punjab National Bank	Banks	9,500	119,564
			651,032
Indonesia – 0.4%
Bank Rakyat Indonesia	Banks	157,500	105,058
			105,058
Japan – 51.7%
Alps Electric Co Ltd	Technology Hardware & Equipment	22,051	217,456
Amada Co Ltd	Capital Goods	29,220	339,417
Aoyama Trading Co Ltd	Retailing	3,400	97,376
Asahi Kasei Corporation	Materials	50,640	359,959
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	4,984	203,726
Brother Industries Ltd	Technology Hardware & Equipment	12,000	171,832
Central Japan Railway Co	Transportation	20	205,771
COMSYS Holdings Corp	Capital Goods	16,000	176,477
Dai Nippon Printing Co Ltd	Commercial Services & Supplies	25,399	370,810
Daiichi Sankyo Co Ltd	Pharma, Biotech & Life Sciences	12,439	341,969
Daito Trust Construct Co Ltd	Consumer Durables & Apparel	2,584	127,638
Daiwa House Industry Co Ltd	Consumer Durables & Apparel	9,000	117,441
Eisai Co Ltd	Pharma, Biotech & Life Sciences	751	31,523
	Semiconductors &
Elpida Memory Inc (a)	Semiconductor Equipment	4,800	210,910
Fuji Film Holdings Corp	Consumer Durables & Apparel	14,957	651,495
Fujikura Ltd	Capital Goods	11,578	71,422
Hokuhoku Financial Group Inc	Banks	25,000	78,984
Honda Motor Co Ltd	Automobiles & Components	20,203	729,863
Joyo Bank Ltd	Banks	52,740	304,989
JS Group Corp	Capital Goods	18,600	348,833
Kamigumi Co Ltd	Transportation	4,677	40,210
Kawasaki Kisen Kaisha Ltd	Transportation	36,206	493,078
Kyocera Corporation	Technology Hardware & Equipment	3,127	302,414
Mazda Motor Corp	Automobiles & Components	12,000	67,820
Mitsui Chemicals Inc	Materials	54,880	423,632
Mitsui Trust Holding Inc	Banks	63,533	558,767
Nintendo Company Ltd	Software & Services	1,148	550,695
Nippon Express Co Ltd	Transportation	95,000	512,086
Nippon Paper Group Inc	Materials	70	226,474
Nippon Telegraph & Telephone	Telecommunication Services	108	467,342
Nomura Holdings Inc	Diversified Financials	13,953	263,512
Orix Corporation	Diversified Financials	1,993	475,942
Pioneer Corporation	Consumer Durables & Apparel	3,320	44,421
Ricoh Company Limited	Technology Hardware & Equipment	12,503	269,656
Sapporo Hokuyo Holdings Inc	Banks	4	42,275

19

DOMINI PACASIA SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
SBI Holdings Inc	Diversified Financials	803	$244,985
Seiko Epson Corp	Technology Hardware & Equipment	9,010	261,570
Seino Holdings Co Ltd	Transportation	15,800	152,377
Sekisui House Limited	Consumer Durables & Apparel	41,188	508,496
Shin-Etsu Chemical Company Ltd	Materials	900	66,121
Shinko Securities Co Ltd	Diversified Financials	7,000	33,799
Sony Corporation	Consumer Durables & Apparel	10,278	545,984
Sumitomo Trust & Bkg	Banks	18,874	158,545
Suzuken Company Limited	Health Care Equipment & Services	3,900	120,775
TDK Corp	Technology Hardware & Equipment	5,800	491,932
Teijin Limited	Materials	59,000	318,822
	Semiconductors &
Tokyo Electron Limited	Semiconductor Equipment	500	35,853
Tokyo Steel Mfg Co Ltd	Materials	12,000	195,130
Toppan Printing Company Ltd	Commercial Services & Supplies	45,406	489,428
Toyo Seikan Kaisha Limited	Materials	21,587	376,352
Wacoal Holdings Corp	Consumer Durables & Apparel	6,000	73,587
			13,969,971
Malaysia – 1.7%
AMMB Holdings BHD	Diversified Financials	38,400	51,783
Bumiputra-Commerce Hldgs BHD	Banks	45,400	152,920
Public Bank BHD – Foreign Market	Banks	24,000	72,429
Telekom Malaysia BHD	Telecommunication Services	18,500	54,222
Tenaga Nasional BHD	Utilities	31,756	99,995
YTL Corporation Berhad	Utilities	16,040	34,921
			466,270
New Zealand – 1.8%
Kiwi Income Property Trust	Real Estate	105,947	122,883
Telecom Corp of New Zealand	Telecommunication Services	44,137	154,100
Vector Ltd	Utilities	100,805	202,845
			479,828
Philippines – 0.6%
Globe Telecom Inc	Telecommunication Services	5,867	168,940
			168,940
Singapore – 2.2%
DBS Group Holdings Ltd.	Banks	6,106	91,222
Jardine Cycle & Carriage Ltd	Retailing	20,361	212,812
Oversea-Chinese Banking Corp	Banks	14,381	84,986
	Semiconductors &
STATS ChipPAC Ltd. (a)	Semiconductor Equipment	52,000	56,839
United Industrial Corp Ltd	Real Estate	16,277	32,914
United Overseas Bank	Banks	7,899	115,388
			594,161

20

DOMINI PACASIA SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
South Korea – 8.9%
Daegu Bank	Banks	2,100	$41,118
GS Holdings Corp	Energy	5,069	278,657
Hana Financial Holdings	Banks	2,100	113,304
Hyundai Securities Co	Diversified Financials	2,540	84,326
Industrial Bank of Korea	Banks	8,995	205,847
Kookmin Bank	Banks	1,284	112,066
Korea Zinc Co Ltd	Materials	1,125	247,720
KT Corp	Telecommunication Services	6,803	325,239
LG Corp	Commercial Services & Supplies	5,692	322,850
LG Electronics Inc	Consumer Durables & Apparel	3,561	298,631
Pacific Corp	Household & Personal Products	649	129,368
Pusan Bank	Banks	6,480	124,062
Shinhan Financial Group Ltd	Banks	1,933	130,807
			2,413,995
Taiwan – 7.5%
Asustek Computer Inc	Technology Hardware & Equipment	30,000	85,196
Au Optronics Corp	Technology Hardware & Equipment	97,000	164,307
Chi Mei Optoelectronics Corp	Technology Hardware & Equipment	71,560	79,628
China Steel Corp	Materials	274,214	357,808
Chunghwa Picture Tubes Ltd (a)	Technology Hardware & Equipment	146,000	41,409
Chunghwa Telecom Co Ltd	Telecommunication Services	89,624	154,192
Compal Electronics	Technology Hardware & Equipment	353,615	401,748
	Semiconductors &
Powerchip Semiconductor Corp	Semiconductor Equipment	500,536	321,093
	Semiconductors &
Pro Mos Technologies Inc	Semiconductor Equipment	728,394	280,898
	Semiconductors &
Siliconware Precision Inds	Semiconductor Equipment	19,024	36,356
Taiwan Cooperative Bank	Banks	140,569	106,299
			2,028,934
Thailand – 0.9%
Bangkok Bank Pub Co – For Reg	Banks	52,318	195,283
Siam Cement Pub Co – For Reg	Materials	5,800	46,709
			241,992
Total Common Stocks (Cost $25,611,904)			26,725,707

21

DOMINI PACASIA SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Repurchase Agreements – 1.7%
State Street Bank & Trust, dated
7/31/07, 3.52% due 8/1/07, maturity amount $462,675 (collateralized by U.S. Government Agency Mortgage Securities, Fannie Mae, 5.45%, 10/18/2021, market value $473,400)	Repurchase Agreement	462,630	$462,630
Total Repurchase Agreements (Cost $462,630)			462,630
Total Investments — 100.7% (Cost $26,074,534) (b)			27,188,337
Other Liabilities, less assets — (0.7)%			(182,088)
Net Assets — 100.0%			$27,006,249
______________
(a)	Non-income producing security.
(b)

The aggregate cost for federal income tax purposes is $26,207,677. The aggregate gross unrealized appreciation is $1,856,105 and the aggregate gross unrealized depreciation is $875,445, resulting in net unrealized appreciation of $980,660.

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

GDR — Global Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

22

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST

PERFORMANCE COMMENTARY

From the Domini EuroPacific Social Equity Trust’s (the ‘‘Fund’’) inception on December 27, 2006, through July 31, 2007, the Fund returned 4.38%, underperforming the Morgan Stanley Capital International Europe Australasia Far East Index (MSCI EAFE) by 6.24%.

The Fund was hurt by its exclusion of the Australian mining company BHP Billiton, which returned more than 60% during 2007. BHP Billiton does not meet our investment standards due to its major involvement in uranium mining and other social and environmental concerns. The Fund was hurt also by its positions in the Japanese financial group Resona Holdings (which is no longer held by the Fund) and in the Japanese homebuilder Sekisui House. Sekisui House is notable for its use of environmentally friendly technologies such as fuel cells and solar cells.

The Fund was helped by its position in the Italian automaker Fiat, which is notable for its fuel efficiency and alternative energy initiatives, and by the Swedish bus and truck manufacturer Scania, which claims to be the world’s only supplier of ethanol-powered commercial vehicles. (See our discussion of Fiat in ‘‘The Way You Invest Matters: Global Warming.’’) Unlike the EAFE index, the portfolio of the Fund includes emerging markets, which contributed to performance.

The table and bar chart below provide information as of July 31, 2007, about the ten largest holdings of the Domini EuroPacific Social Equity Trust and its portfolio holdings by industry sector and by country:

TEN LARGEST HOLDINGS(1)

COMPANY	% NET ASSETS
Royal Bank of Scotland Group	2.25%
Vodafone Group PLC	2.25%
Sanofi-Aventis	2.21%
Swiss Re-Reg	2.17%
Allianz SE-Reg	1.88%
Honda Motor Co Ltd	1.86%
France Telecom SA	1.69%
Arcelor Mittal	1.68%
UniCredito Italiano SPA	1.64%
Muenchener Rueckver AG	1.63%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

*	Other reflects Repurchase Agreements and Other Liabilities, less assets.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS)

*

Other reflects Ireland, Denmark, Singapore, Turkey, Russia, Poland, Portugal, Taiwan, New Zealand, China, Philippines, Hungary, Czech Republic, Greece, Repurchase Agreements, and Other Liabilities, less assets.

______________
(1)	Excluding Repurchase Agreements.

The holdings mentioned above are described in the Domini EuroPacific Social Equity Trust’s Portfolio of Investments at July 31, 2007, included herein. The composition of the Trust’s portfolio is subject to change.

24	Performance Commentary

Shares of the Domini EuroPacific Social Equity Trust (DUSET) are not available for direct investment. The table and graph below reflect the performance of the Domini EuroPacific Social Equity Fund (the “Fund”) which invests its assets in the DUSET. This performance has not been adjusted to reflect DUSET’s lower expenses.

Total Return Since Inception (12/27/2006)
	Domini EuroPacific Social Equity Fund (DUPFX)	MSCI EAFE
As of 6-30-07	7.06%	12.26%
As of 7-31-07	3.82%	10.62%

COMPARISON OF $10,000 INVESTMENT IN THE

DOMINI EUROPACIFIC SOCIAL EQUITY FUND INVESTOR SHARES AND THE MSCI EAFE

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 60 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini EuroPacific Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses were estimated to total 2.35% of net assets. Until November 30, 2007, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 1.60% of net assets.

The Morgan Stanley Capital International Europe Australasia Far East Index (MSCI EAFE) is an unmanaged index of common stocks. Investors cannot invest directly in the MSCI EAFE.

______________

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 09/07

Performance Commentary	25

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST

PORTFOLIO OF INVESTMENTS

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Common Stocks – 99.2%
Australia – 4.7%
CFS Retail Property Trust	Real Estate	98,567	$179,304
DB RREEF Trust	Real Estate	52,603	81,011
Macquarie Infrastructure Group	Transportation	55,456	153,944
QBE Insurance Group Ltd	Insurance	1,331	33,791
Westfield Group	Real Estate	4,717	76,313
Westfield Group	Real Estate	206	3,269
Westpac Banking Corporation	Banks	2,455	54,578
Zinifex Ltd	Materials	4,996	83,075
			665,285
Austria – 1.8%
Immofinanz AG (a)	Real Estate	9,364	117,752
Meinl European Land Ltd (a)	Real Estate	2,920	67,877
OMV AG	Energy	1,098	68,252
			253,881
Belgium – 1.9%
Belgacom SA	Telecommunication Services	2,486	100,696
Delhaize Group	Food & Staples Retailing	450	41,866
Omega Pharma SA	Health Care Equipment & Services	919	78,856
S.A. D’Ieteren N.V.	Retailing	100	40,233
			261,651
China – 0.2%
TPV Technology Ltd	Technology Hardware & Equipment	35,775	27,403
			27,403
Czech Republic – 0.1%
Telefonica O2 Czech Republic	Telecommunication Services	692	19,630
			19,630
Denmark – 1.0%
Dampskibsselskabet Torm AS	Energy	500	19,922
H. Lundbeck A/S	Pharma, Biotech & Life Sciences	2,545	65,496
Sydbank A/S	Banks	1,228	62,368
			147,786
Finland –2.6%
Kesko OYJ — B Shares	Food & Staples Retailing	393	20,823
Konecranes OYJ	Capital Goods	452	18,304
Metso OYJ	Capital Goods	320	20,265
Orion OYJ/New	Pharma, Biotech & Life Sciences	4,806	125,940
Outokumpu OYJ	Materials	1,569	48,621
Rautaruukki OYJ	Materials	569	37,300
Sampo Insurance Co — A Share	Insurance	3,186	95,629
			366,882
France – 7.9%
Air France-KLM	Transportation	2,540	114,386
BNP Paribas	Banks	1,236	135,937

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
France (Continued)
France Telecom SA	Telecommunication Services	8,833	$237,589
Michelin (CDGE) – Class B	Automobiles & Components	308	40,686
Sanofi-Aventis	Pharma, Biotech & Life Sciences	3,708	310,748
Schneider Electric SA	Capital Goods	137	18,289
SCOR SE	Insurance	899	23,019
Societe Generale	Banks	174	29,922
Valeo	Automobiles & Components	739	37,908
Vallourec	Capital Goods	180	46,585
Vivendi SA	Media	2,912	123,754
			1,118,823
Germany – 7.9%
Allianz SE-Reg	Insurance	1,245	264,877
Altana AG	Pharma, Biotech & Life Sciences	5,449	128,022
Celesio AG	Health Care Equipment & Services	2,082	125,118
Commerzbank AG	Banks	410	17,647
Deutsche Lufthansa – Reg	Transportation	3,628	101,851
Deutsche Telekom AG – Reg	Telecommunication Services	1,067	18,418
Epcos AG	Technology Hardware & Equipment	3,236	65,195
Fresenius SE	Health Care Equipment & Services	911	66,172
Merck KGAA	Pharma, Biotech & Life Sciences	400	49,933
Muenchener Rueckver AG – Reg	Insurance	1,329	229,005
Salzgitter AG	Materials	200	40,692
			1,106,930
Greece – 0.1%
Titan Cement Co. S.A.	Materials	383	19,521
			19,521
Hong Kong – 2.4%
Cathay Pacific Airways Ltd	Transportation	7,573	19,733
Chinese Estates Holdings Ltd	Real Estate	28,269	51,353
Hang Lung Group Ltd	Real Estate	4,627	22,687
Hopewell Holdings	Transportation	6,000	26,104
Jardine Matheson Holdings Ltd	Diversified Financials	714	17,280
Jardine Strategic Holdings Ltd	Diversified Financials	2,000	26,200
Kingboard Chemicals Holdings	Technology Hardware & Equipment	7,243	39,868
Swire Pacific Ltd A	Real Estate	2,334	26,418
Wharf Holdings Ltd	Real Estate	14,970	61,800
Wheelock & Co Ltd	Real Estate	18,250	47,143
			338,586
Hungary – 0.1%
MOL Hungarian Oil and Gas Nyrt.	Energy	137	21,228
			21,228
Ireland – 1.1%
Irish Life & Permanent PLC	Insurance	2,442	58,683
Kerry Group PLC – A	Food & Beverage	3,595	95,373
			154,056

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Italy – 3.3%
Fiat SPA	Automobiles & Components	6,141	$180,697
IFIL Investments SPA	Diversified Financials	5,213	54,795
UniCredito Italiano SPA	Banks	27,178	230,667
			466,159
Japan – 21.4%
Alps Electric Co Ltd	Technology Hardware & Equipment	3,718	36,665
Amada Co Ltd	Capital Goods	2,386	27,716
Aoyama Trading Co Ltd	Retailing	996	28,526
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	2,000	81,752
Brother Industries Ltd	Technology Hardware & Equipment	1,310	18,758
Central Japan Railway Co	Transportation	3	30,866
Dai Nippon Printing Co Ltd	Commercial Services & Supplies	6,828	99,685
Daiichi Sanyko Co Ltd	Pharma, Biotech & Life Sciences	1,100	30,241
	Semiconductors &
Elpida Memory Inc (a)	Semiconductor Equipment	1,019	44,774
Familymart Co Ltd	Food & Staples Retailing	1,100	28,436
Fuji Film Holdings Corp	Consumer Durables & Apparel	4,905	213,651
Honda Motor Co Ltd	Automobiles & Components	7,228	261,121
Joyo Bank Ltd	Banks	2,714	15,695
JS Group Corp	Capital Goods	4,400	82,520
Kawasaki Kisen Kaisha Ltd	Transportation	2,000	27,237
Kyocera Corporation	Technology Hardware & Equipment	179	17,311
Mazda Motor Corp	Automobiles & Components	4,000	22,607
Mitsui Chemicals Inc	Materials	8,546	65,969
Mitsui Trust Holding Inc	Banks	23,194	203,988
Nintendo Company Ltd	Software & Services	207	99,298
Nippon Express Co Ltd	Transportation	24,000	129,369
Nippon Paper Group Inc	Materials	27	87,354
Nippon Telegraph & Telephone	Telecommunication Services	23	99,527
Orix Corporation	Diversified Financials	100	23,881
Pioneer Corporation	Consumer Durables & Apparel	1,364	18,250
Ricoh Company Limited	Technology Hardware & Equipment	4,484	96,708
Sapporo Hokuyo Holdings Inc	Banks	5	52,843
SBI Holdings Inc	Diversified Financials	240	73,221
Seiko Epson Corp	Technology Hardware & Equipment	2,501	72,607
Seino Holdings Co Ltd	Transportation	7,801	75,233
Sekisui House Limited	Consumer Durables & Apparel	15,259	188,384
Sony Corporation	Consumer Durables & Apparel	779	41,382
Suzuken Company Limited	Health Care Equipment & Services	3,000	92,904
TDK Corp	Technology Hardware & Equipment	1,700	144,187
Teijin Limited	Materials	20,887	112,868
Tokyo Steel Mfg Co Ltd	Materials	1,683	27,367
Toppan Printing Company Ltd	Commercial Services & Supplies	12,154	131,007
Toyo Seikan Kaisha Limited	Materials	6,161	107,412
			3,011,320

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Netherlands – 6.2%
Arcelor Mittal	Materials	3,860	$236,831
Fugro NV-CVA	Energy	397	26,432
ING Groep NV-CVA	Diversified Financials	1,491	62,974
Koninkijke KPN NV	Telecommunication Services	1,573	24,350
Koninklijke DSM NV	Materials	449	23,209
OCE NV	Technology Hardware & Equipment	2,416	55,938
SNS Reaal	Insurance	8,018	178,490
TNT NV	Transportation	2,863	122,929
Unilever NV-CVA	Food & Beverage	4,733	143,119
			874,272
New Zealand – 0.3%
Kiwi Income Property Trust	Real Estate	15,292	17,736
Vector Ltd	Utilities	9,175	18,463
			36,199
Norway – 3.5%
Fred Olsen Energy ASA	Energy	341	17,084
Norsk Hydro ASA	Energy	2,650	102,124
Orkla ASA	Capital Goods	5,301	99,762
Petroleum Geo-Services	Energy	2,262	53,800
Statoil ASA	Energy	7,215	213,495
			486,265
Philippines – 0.2%
Globe Telecom Inc	Telecommunication Services	792	22,806
			22,806
Poland – 0.4%
Globe Trade Centre SA (a)	Real Estate	1,145	15,817
Polish Oil & Gas	Energy	10,712	18,808
Telekomunikacja Polska	Telecommunication Services	2,370	18,702
			53,327
Portugal – 0.4%
Banco Espirito Santo – Reg	Banks	2,120	49,772
			49,772
Russia – 0.4%
Wimm-Bill-Dann Foods ADR	Food & Beverage	533	50,102
			50,102
Singapore – 0.4%
Jardine Cycle & Carriage Ltd	Retailing	2,764	28,889
United Overseas Bank	Banks	1,593	23,270
			52,159
South Korea – 2.0%
GS Holdings Corp	Energy	1,046	57,501
Hana Financial Holdings	Banks	378	20,395
Industrial Bank of Korea	Banks	917	20,985
Korea Zinc Co Ltd	Materials	294	64,737
KT Corp	Telecommunication Services	405	19,362
LG Corp	Commercial Services & Supplies	494	28,020
LG Electronics Inc	Consumer Durables & Apparel	243	20,378

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
South Korea (Continued)
Pacific Corp	Household & Personal Products	176	$35,083
Woori Finance Holdings Co	Banks	769	19,802
			286,263
Spain – 1.6%
Corporacion Financiera Alba	Diversified Financials	259	18,959
Gas Natural SDG SA	Utilities	3,665	210,438
			229,397
Sweden – 4.3%
Electrolux AB – Ser B	Consumer Durables & Apparel	1,483	37,085
Eniro AB	Media	3,679	45,326
Industrivarden AB – C Shares	Diversified Financials	2,188	45,061
Investor AB – B Shares	Diversified Financials	2,199	56,879
Sandvik AB	Capital Goods	5,800	116,601
Scania AB – B Shares	Capital Goods	6,200	147,745
SSAB Svenskt Stal AB – Ser B	Materials	600	20,456
SSAB Svenskt Stal AB – Ser B
Rights (c)	Materials	600	1,781
Swedbank AB	Banks	2,400	87,154
Teliasonera AB	Telecommunication Services	7,000	52,924
			611,012
Switzerland – 2.8%
Roche Holding AG	Pharma, Biotech & Life Sciences	342	60,490
Swiss Re – Reg	Insurance	3,567	305,650
The Swatch Group AG – Reg	Consumer Durables & Apparel	365	21,264
			387,404
Taiwan – 0.3%
China Steel Corp	Materials	15,942	20,802
Pro Mos Technologies Inc	Semiconductors &
	Semiconductor Equipment	46,171	17,806
			38,608
Turkey – 0.4%
Trakya Cam SAnayii AS	Capital Goods	7,500	28,064
Turkiye Vakiflar Bankasi T – D	Banks	7,424	23,706
			51,770
United Kingdom – 19.5%
3i Group PLC	Diversified Financials	5,482	118,773
Aviva PLC	Insurance	3,197	44,449
Barclays PLC	Banks	1,401	19,688
Barratt Developments PLC	Consumer Durables & Apparel	5,052	94,676
Bellway PLC	Consumer Durables & Apparel	764	19,080
Bovis Homes Group PLC	Consumer Durables & Apparel	2,942	45,815
BT Group PLC	Telecommunication Services	9,235	58,556
Drax Group PLC	Utilities	5,784	80,194
Emap PLC	Media	3,655	61,850
Firstgroup PLC	Transportation	1,468	18,761
GlaxoSmithKline PLC	Pharma, Biotech & Life Sciences	2,815	71,276
HBOS PLC	Banks	7,535	146,795
Home Retail Group	Retailing	20,093	166,948
Investec PLC	Diversified Financials	5,155	63,876
Kelda Group PLC	Utilities	11,940	202,259

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
United Kingdom (Continued)
Legal & General Group PLCE	Insurance	33,472	$94,400
Man Group PLC	Diversified Financials	5,030	57,231
National Express Group PLC	Transportation	906	20,904
National Grid PLC	Utilities	5,573	79,045
Next PLC	Retailing	2,052	78,390
Royal Bank Of Scotland
Group	Banks	26,616	317,031
Smith & Nephew PLC	Health Care Equipment & Services	3,941	46,928
Stagecoach Group Ordinary	Transportation	16,442	69,908
Standard Life PLC	Insurance	11,127	69,023
Taylor Woodrow PLC	Consumer Durables & Apparel	14,485	95,469
The Berkeley Grp Holdings	Consumer Durables & Apparel	541	17,829
Travis Perkins PLC	Capital Goods	519	19,752
Trinity Mirror PLC	Media	13,640	139,433
Vodafone Group PLC	Telecommunication Services	105,339	316,813
William Morrison Supermarkets	Food & Staples Retailing	17,679	107,744
			2,742,896
Total Common Stocks (Cost $14,263,857)			13,951,393
Repurchase Agreements – 2.4%
State Street Bank & Trust, dated
7/31/07, 3.52% due 8/1/07,
maturity amount $339,673
(collateralized by: U.S.
Government Agency Mortgage
Securities, Fannie Mae, 5.45%,
10/18/2021, market value
$ 350,119)	Repurchase Agreement	339,640	339,640
Total Repurchase Agreements (Cost $339,640)			339,640
Total Investments — 101.6% (Cost $14,603,497) (b)			14,291,033
Other Liabilities, less assets — (1.6)%			(226,121)
Net Assets — 100.0%			$14,064,912

______________
(a)	Non-income producing security.
(b)

The aggregate cost for federal income tax purposes is $14,645,629. The aggregate gross unrealized appreciation is $447,618 and the aggregate gross unrealized depreciation is $802,214, resulting in net unrealized depreciation of $354,596.

(c)	Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trust’s Board of Trustees.

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

ADR — American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL TRUST

EXPENSE EXAMPLE

As a shareholder of Domini Social Trust, you incur two types of costs:

•	Transaction costs
•	Ongoing costs, including management fees and other Trust expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on February 1, 2007, and held through July 31, 2007.

Actual Expenses

The line of the table captioned “Actual Expenses” below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

•	Divide your account value by $1,000.
•	Multiply your result in step 1 by the number in the first line under the heading “Expenses Paid During Period” in the table.
•	The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32

				Expenses
		Beginning	Ending	Paid During
		Account	Account	Period
		Value as of	Value as of	2/1/2007 –
Fund Name	Expenses	2/1/2007	7/31/2007	7/31/2007
Domini Social	Actual Expenses	$1,000.00	$1,001.30	$1.49[1]
Equity Trust	Hypothetical Expenses
	(5% return before expenses)	$1,000.00	$1,023.31	$1.51[1]
Domini European	Actual Expenses	$1,000.00	$1,044.50	$4.46[2]
Social Equity Trust	Hypothetical Expenses
	(5% return before expenses)	$1,000.00	$1,020.43	$4.41[2]
Domini PacAsia	Actual Expenses	$1,000.00	$1,066.70	$4.56[3]
Social Equity Trust	Hypothetical Expenses
	(5% return before expenses)	$1,000.00	$1,020.38	$4.46[3]
Domini EuroPacific	Actual Expenses	$1,000.00	$1,037.20	$4.34[4]
Social Equity Trust	Hypothetical Expenses
	(5% return before expenses)	$1,000.00	$1,020.53	$4.31[4]
[1]	Expenses are equal to the Trust’s annualized expense ratio of 0.30%, multiplied by average account value over the period, multiplied by 181, and divided by 365.
[2]	Expenses are equal to the Trust’s annualized expense ratio of 0.88%, multiplied by average account value over the period, multiplied by 181, and divided by 365.
[3]	Expenses are equal to the Trust’s annualized expense ratio of 0.89%, multiplied by average account value over the period, multiplied by 181, and divided by 365.
[4]	Expenses are equal to the Trust’s annualized expense ratio of 0.86%, multiplied by average account value over the period, multiplied by 181, and divided by 365.

Domini Social Trust — Expense Example 33

FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

DOMINI EUROPEAN SOCIAL EQUITY TRUST

DOMINI PACASIA SOCIAL EQUITY TRUST

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST

STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2007

ASSETS:
Investments at cost
Investments at value
Foreign currency, at value (cost $0, $198, $56,344, and $86, respectively)
Receivable for securities sold
Dividend, interest, and tax reclaim receivables
Total assets
LIABILITIES:
Payable for securities purchased
Management fee payable
Other accrued expenses
Total liabilities
NET ASSETS APPLICABLE TO INVESTORS’ BENEFICIAL INTERESTS

	Domini Social Equity Trust	Domini European Social Equity Trust	Domini PacAsia Social Equity Trust	Domini EuroPacific Social Equity Trust
ASSETS:
Investments at cost	$1,185,283,381	$122,848,928	$26,074,534	$14,603,497
Investments at value	$1,295,180,588	$133,280,381	$27,188,337	$14,291,033
Foreign currency, at value (cost $0, $198, $56,344, and $86, respectively)	—	198	56,347	86
Receivable for securities sold	78,105,819	197	—	180,115
Dividend, interest, and tax reclaim receivables	1,564,090	375,914	74,757	37,672
Total assets	1,374,850,497	133,656,690	27,319,441	14,508,906
LIABILITIES:
Payable for securities purchased	78,272,517	198	294,739	434,804
Management fee payable	350,701	89,143	17,140	8,856
Other accrued expenses	156,717	64,256	1,313	334
Total liabilities	78,779,935	153,597	313,192	443,994
NET ASSETS APPLICABLE TO INVESTORS’ BENEFICIAL INTERESTS	$1,296,070,562	$133,503,093	$27,006,249	$14,064,912

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

DOMINI EUROPEAN SOCIAL EQUITY TRUST

DOMINI PACASIA SOCIAL EQUITY TRUST

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST

STATEMENTS OF OPERATIONS

INVESTMENT INCOME:
Dividends (net of foreign taxes of $0, $722,603, $22,220, and $37,307, respectively)
Interest income
Investment income
EXPENSES:
Management fee
Custody fees
Professional fees
Trustees fees
Miscellaneous
Total expenses
Fees paid indirectly
Fees waived and expenses reimbursed
Net expenses
NET INVESTMENT INCOME (LOSS)
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS) FROM:
Investments
Foreign currency
Net realized gain (loss)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments
Translation of assets and liabilities in foreign currencies
Net change in unrealized appreciation (depreciation)
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN
CURRENCY
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS

	Domini Social Equity Trust	Domini European Social Equity Trust	Domini PacAsia Social Equity Trust	Domini EuroPacific Social Equity Trust
	FOR THE YEAR ENDED JULY 31, 2007	FOR THE YEAR ENDED JULY 31, 2007	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007
INVESTMENT INCOME:
Dividends (net of foreign taxes of $0, $722,603, $22,220, and $37,307, respectively)	$24,239,924	$4,840,597	$230,248	$266,261
Interest income	84,867	20,761	5,313	4,150
Investment income	24,324,791	4,861,358	235,561	270,411
EXPENSES:
Management fee	3,716,184	795,714	85,183	36,269
Custody fees	316,873	169,618	101,138	99,394
Professional fees	207,730	44,370	40,520	40,351
Trustees fees	48,151	3,195	213	83
Miscellaneous	75,280	3,980	8,991	8,809
Total expenses	4,364,218	1,016,877	236,045	184,906
Fees paid indirectly	(145,233)	(52,716)	(13,145)	(4,246)
Fees waived and expenses reimbursed	(108,473)	(78,112)	(134,887)	(143,241)
Net expenses	4,110,512	886,049	88,013	37,419
NET INVESTMENT INCOME (LOSS)	20,214,279	3,975,309	147,548	232,992
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS) FROM:
Investments	363,584,469	10,072,971	143,065	95,053
Foreign currency	—	(47,809)	(73,689)	(35,565)
Net realized gain (loss)	363,584,469	10,025,162	69,376	59,488
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	(171,583,725)	6,759,558	1,113,803	(312,463)
Translation of assets and liabilities in foreign currencies	—	622	376	(378)
Net change in unrealized appreciation (depreciation)	(171,583,725)	6,760,180	1,114,179	(312,841)
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY	192,000,744	16,785,342	1,183,555	(253,353)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$212,215,023	$20,760,651	$1,331,103	$(20,361)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

DOMINI EUROPEAN SOCIAL EQUITY TRUST

DOMINI PACASIA SOCIAL E QUITY TRUST

DOMINI EUROPACIFIC SOCIAL E QUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Domini Social Equity Trust
	YEAR ENDED JULY 31, 2007	YEAR ENDED JULY 31, 2006
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$20,214,279	$22,399,802
Net realized gain (loss)	363,584,469	(38,712,595)
Net change in unrealized appreciation (depreciation)	(171,583,725)	38,008,922
Net Increase (Decrease) in Net Assets Resulting from Operations	212,215,023	21,696,129
TRANSACTIONS IN INVESTORS’ BENEFICIAL INTEREST:
Additions	149,773,706	245,457,285
Reductions	(473,539,053)	(471,501,091)
Net Increase (Decrease) in Net Assets from Transactions in Investors’ Beneficial Interests	(323,765,347)	(226,043,806)
Total Increase (Decrease) in Net Assets	(111,550,324)	(204,347,677)
NET ASSETS:
Beginning of period	1,407,620,886	1,611,968,563
End of period	$1,296,070,562	$1,407,620,886

39

	Domini European Social Equity Trust		Domini PacAsia Social Equity Trust	Domini EuroPacific Social Equity Trust
	YEAR ENDED JULY 31, 2007	FOR THE PERIOD OCTOBER 3, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2006	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$3,975,309	$976,092	$147,548	$232,992
Net realized gain (loss)	10,025,162	1,574,769	69,376	59,488
Net change in unrealized appreciation (depreciation)	6,760,180	3,677,012	1,114,179	(312,841)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,760,651	6,227,873	1,331,103	(20,361)
TRANSACTIONS IN INVESTORS’ BENEFICIAL INTEREST:
Additions	78,695,157	51,295,957	26,495,325	14,712,073
Reductions	(21,885,599)	(1,590,946)	(820,179)	(626,800)
Net Increase (Decrease) in Net Assets from Transactions in Investors’ Beneficial Interests	56,809,558	49,705,011	25,675,146	14,085,273
Total Increase (Decrease) in Net Assets	77,570,209	55,932,884	27,006,249	14,064,912
NET ASSETS:
Beginning of period	55,932,884	—	—	—
End of period	$133,503,093	$55,932,884	$27,006,249	$14,064,912

SEE NOTES TO FINANCIAL STATEMENTS

40

FINANCIAL HIGHLIGHTS

DOMINI SOCIAL EQUITY TRUST

	YEAR ENDED JULY 31,
	2007		2006		2005		2004		2003
Net assets (in millions)	$1,296		$1,408		$1,612		$1,527		$1,318
Total return	16.00%		1.46%		11.48%		12.01%		12.13%
Ratio of net investment income (loss) to average net assets (annualized)	1.44%		1.48%		1.92%		1.25%		1.32%
Ratio of expenses to average net assets (annualized)	0.30	%(1)(2)	0.22	%(2)	0.23	%(2)	0.24	%(2)	0.23	%(1)(2)
Portfolio turnover rate	126%		12%		9%		8%		8%

(1)

Reflects an expense reimbursement and fee waiver by the Manager of 0.01% for the year ended July 31, 2007, and 0.01% for the year ended July 31, 2003. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 0.31% for the year ended July 31, 2007, and 0.24% for the year ended July 31, 2003.

(2)

Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratios would have been 0.29%, 0.21%, 0.22%, 0.24%, and 0.23%, for the years ended July 31, 2007, 2006, 2005, 2004, and 2003, respectively.

DOMINI EUROPEAN SOCIAL EQUITY TRUST

	YEAR ENDED JULY 31, 2007		FOR THE PERIOD OCTOBER 3, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2006
Net assets (in millions)	$134		$56
Total return	27.45%		25.96	%*
Ratio of net investment income to average net assets (annualized)	3.75%		3.92%
Ratio of expenses to average net assets (annualized)	0.88	%(1)(2)	0.88	%(1)(2)
Portfolio turnover rate	88%		69	%*

*	Not annualized.
(1)

Reflects an expense reimbursement and fee waiver by the Manager of 0.07% for the year ended July 31, 2007, and 0.47% for the period ended July 31, 2006. Had the Manager not waived its fee, the ratio of expenses to average net assets would have been 0.96% for the year ended July 31, 2007, and 1.35% for the period ended July 31, 2006.

(2)

Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratios would have been 0.83% for the year ended July 31, 2007, and 0.77% for the period ended July 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

DOMINI PACASIA SOCIAL EQUITY TRUST

	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007
Net assets (in millions)	$27
Total return	7.14	%*
Ratio of net investment income to average net assets (annualized)	1.30%
Ratio of expenses to average net assets (annualized)	0.89	%(1)(2)
Portfolio turnover rate	41	%*

*	Not annualized.
(1)

Reflects an expense reimbursement and fee waiver of 1.19% for the period ended July 31, 2007. Had the Manager not waived its fee, the ratio of expenses to average net assets would have been 2.08% for the period ended July 31, 2007.

(2)	Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratio would have been 0.77% for the period ended July 31, 2007.

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST

	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007
Net assets (in millions)	$14
Total return	4.38	%*
Ratio of net investment income to average net assets (annualized)	4.82%
Ratio of expenses to average net assets (annualized)	0.86	%(1)(2)
Portfolio turnover rate	46	%*

*	Not annualized.
(1)

Reflects an expense reimbursement and fee waiver by the Manager of 2.96% for the period ended July 31, 2007. Had the Manager not waived its fee, the ratio of expenses to average net assets would have been 3.82% for the period ended July 31, 2007.

(2)	Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratio would have been 0.77% for the period ended July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

DOMINI EUROPEAN SOCIAL EQUITY TRUST

DOMIN PACASIA SOCIAL EQUITY TRUST

DOMIN EUROPACIFIC SOCIAL EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS

July 31, 2007

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Trust was organized as a trust under the laws of the State of New York on June 7, 1989, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Domini Social Trust consists of four separate series: Domini Social Equity Trust, Domini European Social Equity Trust, Domini PacAsia Social Equity Trust, and Domini EuroPacific Social Equity Trust (each a “Trust” and collectively the “Trusts”). The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Trusts. Each Trust seeks to provide its shareholders with long-term total return.

The Domini Social Equity Trust was designated as a series of the Domini Social Trust on June 7, 1989, and began investment operations on June 3, 1991. The Trust invests primarily in stocks of U.S. companies that meet Domini’s social and environmental standards.

The Domini European Social Equity Trust was designated as a series of the Domini Social Trust on August 1, 2005, and commenced investment operations on October 3, 2005. The Trust invests primarily in stocks of European companies that meet Domini’s social and environmental standards.

The Domini PacAsia Social Equity Trust was designated as a series of the Domini Social Trust on August 1, 2006, and commenced investment operations on December 27, 2006. The Trust invests primarily in stocks of Asia-Pacific companies that meet Domini’s social and environmental standards.

The Domini EuroPacific Social Equity Trust was designated as a series of the Domini Social Trust on August 1, 2006, and commenced investment operations on December 27, 2006. The Trust invests primarily in stocks of European and Asia-Pacific companies that meet Domini’s social and environmental standards.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Trusts’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Trusts’ Board of Trustees.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

(B) Repurchase Agreements. The Trusts may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Trusts require that collateral, represented by securities (primarily U.S. government agency securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable each Trust to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

44	Notes to Financial Statements

The Trusts do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(D) Foreign Currency Contracts. When the Trusts purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date.

(E) Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Trusts.

(F) Federal Taxes. The Trusts will be treated as partnerships for U.S. federal income tax purposes and are therefore not subject to U.S. federal income tax. As such, investors in the Trusts will be taxed on their share of the applicable Trust’s ordinary income and capital gains. It is intended that the Trusts will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

Notes to Financial Statements	45

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. Domini Social Investments LLC (Domini) is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Trusts. For its services under the Management Agreements, Domini receives from each Trust a fee accrued daily and paid monthly at the annual rate below of the respective Trusts’ average daily net assets before any fee waivers:

Domini Social Equity Trust	0.20% of the first $2 billion of net assets managed,
(prior to November 30, 2006)	0.19% of the next $500 million of net assets managed,
and 0.18% of net assets managed in excess of $2.5 billion

Domini Social Equity Trust	0.30% of the first $2 billion of net assets managed,
(effective November 30, 2006)	0.29% of the next $1 billion of net assets managed, and
0.28% of net assets managed in excess of $3 billion

Domini European Social Equity Trust,	0.75% of the first $250 million of net assets managed,
Domini PacAsia Social Equity Trust, and	0.70% of the next $250 million of net assets managed,
Domini EuroPacific Social Equity Trust	and 0.65% of net assets managed in excess of $500 million

For the period ended July 31, 2007, Domini voluntarily waived fees and reimbursed expenses as follows:

	FEES	EXPENSES
	WAIVED	REIMBURSED
Domini Social Equity Trust	$108,473	—
Domini European Social Equity Trust	$78,112	—
Domini PacAsia Social Equity Trust	$85,183	$49,704
Domini EuroPacific Social Equity Trust	$36,269	$106,972

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Trusts on a day-to-day basis pursuant to Submanagement Agreements with Domini. Domini pays Wellington from its management fees. Prior to November 30, 2006, SSgA Funds Management, Inc. provided these services to Domini Social Equity Trust.

3. INVESTMENT TRANSACTIONS

For the period ended July 31, 2007, cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, were as follows:

	PURCHASES	SALES
Domini Social Equity Trust	$1,732,845,489	$2,036,593,561
Domini European Social Equity Trust	151,212,600	91,219,391
Domini PacAsia Social Equity Trust	33,026,789	7,557,949
Domini EuroPacific Social Equity Trust	17,796,945	3,628,141

46	Notes to Financial Statements

Per the Trusts’ arrangement with State Street Bank and Trust Company (formerly Investors Bank and Trust Company), credits realized as a result of uninvested cash balances are used to reduce a portion of the Trusts’ expenses. For the period ended July 31, 2007, custody fees of the Trusts, under these arrangements, were reduced by $145,233, $52,716, $13,145, and $4,246 for the Domini Social Equity Trust, Domini European Social Equity Trust, Domini PacAsia Social Equity Trust, and Domini EuroPacific Social Equity Trust, respectively.

4. OTHER ACCOUNTING PRONOUNCEMENTS On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of July 31, 2007, management of the Trusts is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

Notes to Financial Statements	47

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors

Domini Social Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Domini Social Equity Trust, Domini European Social Equity Trust, Domini PacAsia Social Equity Trust, and Domini EuroPacific Social Equity Trust (collectively the ‘‘Trusts’’), each a series of Domini Social Trust (formerly Domini Social Index Portfolio), as of July 31, 2007, and the related statements of operations for the year or period then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Trusts as of July 31, 2007, the results of their operations for the year or period then ended, and the changes in their net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2007

48

BOARD OF TRUSTEES’ CONSIDERATION OF MANAGEMENT

AND SUBMANAGEMENT AGREEMENTS

Domini manages the assets of the Domini European Social Equity Trust (the “European Trust”) and each of its feeder funds, the Domini European Social Equity Fund and Domini European Social Equity Portfolio (together with the European Trust, the “European Funds”). In addition, Domini manages the assets of the Domini Social Bond Fund (the “Bond Fund”). Wellington Management Company LLP (“Wellington Management”) is the submanager of the European Trust. Seix Advisors is the submanager of the Bond Fund. Set forth below is a discussion of the Board of Trustees’ considerations and determinations with respect to the management and submanagement agreements for the European Funds and the Bond Fund.

Domini also manages the assets of the Domini Social Equity Trust, the Domini PacAsia Social Equity Trust, the Domini EuroPacific Social Equity Trust, and the feeder funds for the Domini PacAsia Social Equity Trust and Domini EuroPacific Social Equity Trust. Wellington Management is the submanager for each of the Domini Social Equity Trust, Domini PacAsia Social Equity Trust, and Domini EuroPacific Social Equity Trust. A discussion of the Board of Trustees’ considerations and determinations with respect to the management and submanagement agreements for the Equity Trust is included in its Annual Report for the period ended July 31, 2006. A discussion of the Board of Trustees’ considerations and determinations with respect to the management and submanagement agreements for the PacAsia and EuroPacific Funds is included in their Semi-Annual Report for the period ended January 31, 2007.

*  *  *

At a meeting held on April 27, 2007, the Trustees approved the continuance of the management and submanagement agreements for the Bond Fund and the European Funds. In connection with that meeting, the Trustees reviewed extensive information provided by Domini, Seix Advisors, and Wellington Management regarding, among other things, the nature and quality of services provided; legal, regulatory, and compliance matters; the fees to be paid to Domini; the fees to be paid by Domini to Seix Advisors and Wellington Management; comparable fees paid by other funds; and certain other information.

In reaching their determination to approve the agreements for the Bond Fund and European Funds, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. The Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors considered and the conclusions reached are described below.

BOND FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the management agreement for the Bond Fund, Domini,

subject to the direction of the Board, is responsible for providing advice and guidance and for managing the investment of the assets of the Bond Fund, which it does by engaging and overseeing the activities of Seix Advisors. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. The Trustees also considered the scope and quality of the services provided by Seix Advisors pursuant to the submanagement agreement, such as the provision of the day-to-day portfolio management of the Bond Fund, including making purchases and sales of socially screened portfolio securities consistent with the Bond Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of each of the portfolio management teams and the other senior personnel at Domini and Seix Advisors. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community. The Trustees considered the information they had received from Domini concerning the growth of Domini’s social research team and the fact that Domini was responsible for the Bond Fund’s community development investments. They considered the quality of the administrative services Domini provided to the Bond Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Seix Advisors. The Trustees concluded that they were satisfied with the nature, quality, and extent of services provided by Domini and Seix Advisors to the Bond Fund under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the investment returns of the Bond Fund since Seix Advisors became the submanager of the Fund (February 28, 2005) and for the 3-month, 1-year, and 2-year periods ended December 31, 2006, and February 28, 2007. They considered the performance of the Bond Fund’s benchmark, the Lehman Brothers Intermediate Aggregate Index, and other relevant benchmarks for the same period and the performance of the Bond Fund’s peer group. The Trustees noted that the Bond Fund had underperformed relative to the benchmark on a net basis but that the Fund had relatively good performance gross of fees compared to the benchmark and Seix Advisors’ intermediate fixed-income composite. The Trustees also considered Seix Advisors’ short tenure as submanager of the Bond Fund. In light of the foregoing, the Trustees concluded that the performance of the Bond Fund was sufficient to warrant continuance of the management and submanagement agreements.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Seix Advisors with respect to the Bond Fund. The Trustees also considered the administrative fees paid by the Bond Fund to Domini. The Trustees considered the fees that each of Domini and Seix Advisors charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the Bond Fund)

pays Seix Advisors from its advisory fee. The Trustees considered the level of the Bond Fund’s advisory and administrative fees versus the average advisory and administrative fees for the relevant peer group and compared the Bond Fund’s total expense ratio to the median total expense ratios of those peers, taking into account the agreed-upon waiver of fees and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. Noting that the total expense ratio of the Bond Fund was about the same as the median total expense ratio of the relevant peer group and lower than the average total expense ratio of the socially responsible bond fund peer group and the relatively small size of the Bond Fund, the Trustees concluded that the management and submanagement fees payable with respect to the Bond Fund are reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory and administrative services provided to the Bond Fund in 2006, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Bond Fund was reasonable in view of the nature, quality, and extent of services provided.

The Trustees also reviewed the most recent annual report for Sun Trust Banks, Inc. (the parent company of Seix Advisors). The Trustees considered Seix Advisors’ profit margin with respect to the Bond Fund in comparison to the industry data provided by Domini. Based on the information provided, the Trustees concluded that they were satisfied that Seix Advisors’ level of profitability with respect to the Bond Fund was not excessive in view of the nature, quality, and extent of services provided.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Seix Advisors as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under each agreement, and also considered the fee waivers proposed by Domini. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Seix Advisors, and their respective affiliates receive from their relationship with the Bond Fund, noting that Seix Advisors and its affiliates provide no other services to the Domini Funds. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Bond Fund and the other Domini Funds. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees were not received. The Trustees considered the brokerage practices of Domini and Seix Advisors, and noted that neither Domini nor Seix Advisors received the benefit of “soft dollar” commissions in connection with the Bond Fund. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Seix Advisors, and each of their respective affiliates by virtue of their relationship with the Bond Fund and the other Domini Funds. The Trustees concluded that the benefits received by Domini, Seix Advisors, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

EUROPEAN FUNDS

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the European Funds’ management agreements, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to each European Fund and for managing the investment of the assets of the European Trust, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreements, Domini is responsible for applying social and environmental standards to a universe of securities. The Trustees considered the scope and quality of the services provided by Wellington Management, such as the provision of the day-to-day portfolio management of the European Trust, including making purchases and sales of socially screened portfolio securities consistent with the European Trust’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of each of the portfolio management teams and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the investment returns of the European Funds for the 3-month, 6-month, and 1-year periods ended February 28, 2007, and December 31, 2007, as well as cumulative performance from inception (October 15, 2005) and through December 31, 2006, and February 28, 2007. They considered the performance of the MSCI Europe Index, the benchmark for the European Funds, and other relevant benchmarks for the same period, as well as the performance of the peer group. The Trustees noted that the European Funds had outperformed the MSCI Europe Index for the relevant periods and concluded that that such performance was sufficient to warrant continuance of the management and submanagement agreements.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the European Funds. The Trustees considered the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the European Trust) pays Wellington Management from its advisory fee. The Trustees considered that the subadvisory fees Wellington Management receives with respect to the European Trust were within the general range of the fees it receives with respect to the management of the assets of its other clients. The Trustees reviewed the total expense ratios of each of the European Funds versus the advisory and administrative fees of similar funds, taking into account the agreed-upon waiver of advisory fees, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, including the compensation to be paid. Noting that the total expense ratios of the European Funds were lower than the median total expense ratio of a relevant peer group and lower than the average total expense ratio of the socially responsible European Fund peer group, the Trustees concluded that the management and submanagement fees payable with respect to the European Funds were reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the European Funds was reasonable in view of the nature, quality, and extent of services to be provided.

The Trustees also reviewed Wellington Management’s consolidated balance sheet at December 31, 2005, and its pro-forma income statement for the year ended December 31, 2005, which reflected partnership income as if the firm was in corporate form. The pro-forma statement identified the revenues generated by the European Trust as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the European Trust was not excessive in view of the nature, quality, and extent of services provided to the European Trust.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements, and also considered the fee waivers proposed by Domini. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the European Funds. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the European Funds and the other Domini Funds. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and sales charges were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with European Funds and the other Domini Funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Domini Social Trust (the “Master Trust”) as of July 31, 2007. Asterisks indicate that those Trustees and Officers are “interested persons” (as defined in the Investment Company Act of 1940) of the Master Trust. Each Trustee and each Officer of the Master Trust noted as an interested person is interested by virtue of his or her position with Domini Social Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 536 Broadway, 7th Floor, New York, NY 10012. Neither the Funds nor the Trusts holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

Interested Trustee and Officer

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
Amy L. Domini* (57) Chair, Trustee, and President of the Master Trust since 1990

CEO (since 2002), President (2002-2005), and Manager (since 1997), Domini Social Investments LLC; Manager, DSIL Investment Services LLC (since 1998); Manager, Domini Holdings LLC (holding company) (since 2002); Director, Tom’s of Maine, Inc. (natural care products) (2004); Board Member, Progressive Government Institute (nonprofit education on executive branch of the federal government) (2003-2005); Board Member, Financial Markets Center (nonprofit financial markets research and education resources provider) (2002-2004); Trustee, New England Quarterly (periodical) (since 1998); Trustee, Episcopal Church Pension Fund (1994-2006); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partners for the Common Good (community development nonprofit) (since 2005)

14

Disinterested Trustees

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee

Julia Elizabeth Harris (59) Trustee of the Master Trust since 1999	Director and President, Alpha Global Solutions, LLC (agribusiness) (since 2004); Trustee, Fiduciary Trust Company (financial institution) (2001-2005); Executive Vice President, UNC Partners, Inc. (financial management) (since 1990).	14

Kirsten S. Moy (60) Trustee of the Master Trust since 1999	Board Member, Community Reinvestment Fund (since 2003); Director, Economic Opportunities Program, The Aspen Institute (research and education) (since 2001); Director, NCB Capital Impact (since 2006).	14

William C. Osborn (63) Trustee of the Master Trust since 1997	Manager, Massachusetts Green Energy Fund Management 1, LLC (venture capital) (since 2004); Manager, Commons Capital Management LLC (venture capital) (since 2000); Special Partner/Consultant, Arete Corporation (venture capital) (since 1999); Director, CTP Hydrogen, Inc. (hydrogen generation technology) (since 2005); Director, World Power Technologies, Inc. (power equipment production) (1999-2004); Director, Investors’ Circle (socially responsible investor network) (1999-2004).	14

Karen Paul (62) Trustee of the Master Trust since 1997	Visiting Professor, Escuela Graduado Administración Dirección Empresas, Instituto Tecnológico y de Estudios Superiores de Monterrey (2004); Professor, Catholic University of Bolivia (2003); Fulbright Fellow, U.S. Department of State (2003); Partner, Trinity Industrial Technology (1997-2002); Executive Director, Center for Management in the Americas (1997-2002); Professor of Management and International Business, Florida International University (since 1990).	14

Gregory A. Ratliff (47) Trustee of the Master Trust since 1999	Senior Program Officer, Bill and Melinda Gates Foundation (since 2007); Community Investment Consultant (self-employment) (since 2002); Senior Fellow, The Aspen Institute (research and education) (2002); Director, Economic Opportunity, John D. and Catherine T. MacArthur Foundation (private philanthropy) (1997-2002).	14

Disinterested Trustees (continued)

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee

John L. Shields (54) Trustee of the Master Trust since 2004

Principal, MainStay Consulting Group, LLC (management consulting firm) (since 2006); CEO, Open Investing, Inc. (investment advisor) (2006-2007); CEO, Harris Insight Funds Trust (mutual funds) (2005-2006); Managing Director, Navigant Consulting, Inc. (management consulting firm) (2004-2006); Advisory Board Member, Vestmark, Inc. (software company) (since 2003); Managing Principal, Shields Smith & Webber LLC (management consulting firm) (2002-2004); President and CEO, Citizens Advisers, Inc. (1998-2002); President and CEO, Citizens Securities, Inc. (1998-2002); President and Trustee, Citizens Funds (1998-2002).

14

Officers

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee

Megan L. Dunphy* (37) Secretary of the Master Trust since 2005	Mutual Fund Counsel, Domini Social Investments LLC (since 2005); Secretary, Domini Funds (since 2005); Counsel, ING (formerly Aetna Financial Services) (financial services) (1999-2004).	N/A

Adam M. Kanzer* (41) Chief Legal Officer of the Master Trust since 2003 Vice President of the Master Trust since 2007

Managing Director (since January 2007), General Counsel and Director of Shareholder Advocacy (since 1998) and Chief Compliance Officer (April 2005-May 2005), Domini Social Investments LLC; Chief Legal Officer (since 2003), Chief Compliance Officer (April 2005-July 2005), Vice President (since April 2007), Domini Funds.

N/A

Officers (continued)

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee

Carole M. Laible* (43) Treasurer of the Master Trust since 1997 Vice President of the Master Trust since 2007

President (since 2005), Member (since 2006), Chief Operating Officer (since 2002), and Financial/Compliance Officer (1997-2003), Domini Social Investments LLC; President and CEO (since 2002), Chief Compliance Officer (since 2001), Chief Financial Officer, Secretary, and Treasurer (since 1998), DSIL Investment Services LLC; Treasurer (since 1997), Vice President (since April 2007), Domini Funds.

N/A

Douglas Lowe* (51) Assistant Secretary of the Master Trust since 2007	Senior Compliance Manager and Counsel, Domini Social Investments LLC (since 2006); Assistant Secretary, Domini Funds (since April 2007); Executive Director, Morgan Stanley (2002-2005).	N/A

Steven D. Lydenberg* (61) Vice President of the Master Trust since 1990

Chief Investment Officer (since 2003) and Member (since 1997), Domini Social Investments LLC; Vice President, Domini Funds (since 1990); Director (1990-2003) and Director of Research (1990-2001), KLD Research & Analytics, Inc. (social research provider).

N/A

Meaghan T. O’Rourke* (27) Assistant Secretary of the Master Trust since 2007

Compliance Associate (since 2005), Institutional Client Relationships Associate (2004-2005), Administrative Assistant (2002-2004), Domini Social Investments LLC; Assistant Secretary, Domini Funds (since April 2007).

N/A

Christina Povall* (37) Assistant Treasurer of the Master Trust since 2007

Director of Finance, Domini Social Investments LLC (since 2004); Assistant Treasurer, Domini Funds (since April 2007); Senior Manager, PricewaterhouseCoopers LLP (independent registered public accounting firm) ( 1999-2004).

N/A

Officers (continued)

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee

Maurizio Tallini* (33) Chief Compliance Officer of the Master Trust since 2005 Vice President of the Master Trust since 2007

Managing Director (since January 2007), Chief Compliance Officer (since 2005), Domini Social Investments LLC; Vice President (since April 2007), Chief Compliance Officer (since 2005), Domini Funds; Venture Capital Controller, Rho Capital Partners (venture capital) (2001-2005).

N/A

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-217-0017.

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/shareholder-advocacy/Proxy-Voting/index.htm, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

DOMINI FUNDS

P.O. Box 9785

Providence, RI 02940-9785

1-800-582-6757

www.domini.com

Investment Manager or Sponsor:

Domini Social Investments LLC

536 Broadway, 7th Floor

New York, NY 10012

Investment Submanagers:

Domini Social Equity Trust

Domini European Social Equity Trust

Domini PacAsia Social Equity Trust

Domini EuroPacific Social Equity Trust

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Distributor:

DSIL Investment Services LLC

536 Broadway, 7th Floor

New York, NY 10012

1-800-762-6814

Transfer Agent and Custodian:

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Independent Registered Public Accounting Firm:

KPMG LLP

99 High Street

Boston, MA 02110

Legal Counsel:

Bingham McCutchen LLP

150 Federal Street

Boston, MA 02110

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) Registrant is filing its code of ethics with this report.

Item 3.	Audit Committee Financial Expert.

John L. Shields, a member of the Audit Committee, has been determined by the Board of Trustees of the registrant in its reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an “independent” member of the Audit Committee as defined in the instructions to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ended July 31, 2007, and July 31, 2006, the aggregate audit fees billed to the registrant by KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below:

Fund	2007	2006
Domini Social Trust	$92,400	$56,500

(b) Audit-Related Fees

There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2007, and July 31, 2006.

There were no audit-related fees billed by KPMG for the fiscal years ended July 31, 2007, and July 31, 2006 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini Social Investments LLC and entities controlling, controlled by, or under common control with Domini Social Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (“Service Providers”).

(c) Tax Fees

In each of the fiscal years ended July 31, 2007, and July 31, 2006, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below:

Fund	2007	2006
Domini Social Trust	$21,200	$14,100

There were no tax fees billed by KPMG for the fiscal years ended July 31, 2007, and July 31, 2006 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.

(d) All Other Fees

During the fiscal year ended July 31, 2006, KPMG billed the Registrant $13,047 for its services as representative for an Internal Revenue Service Audit of the Registrant’s July 31, 2003 Partnership Tax Return (Form 1065). There were no other fees billed by KPMG for the fiscal years ended July 31, 2007, and July 31, 2006, for other non-audit services rendered to the registrant.

There were no other fees billed by KPMG for the fiscal years ended July 31, 2007, and July 31, 2006 that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.

(e)(1) Audit Committee Preapproval Policy: The Registrant’s Audit Committee Preapproval Policy is set forth below:

1. Statement of Principles

The Audit Committee is required to preapprove audit and non-audit services performed for each series of the Domini Social Trust, the Domini Social Investment Trust, the Domini Institutional Trust and the Domini Advisor Trust (each such series, a “Fund” and collectively, the “Funds”) by the independent registered public accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Funds’ independent registered public accountant for the Funds’ investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant’s independence.

Unless a type of service to be provided by the independent registered public accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Funds, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.

2. Delegation

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.

3. Audit Services

The annual Audit services engagement terms and fees for the Funds will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent registered public accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.

4. Audit-Related Services

Audit-related services are assurance and related services for the Funds that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent registered public accountant. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.

5. Tax Services

The Audit Committee believes that the independent registered public accountant can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent registered public accountant in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.

6. All Other Services

The Audit Committee may grant preapproval to those permissible non-audit services for the Funds classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7. Preapproval Fee Levels

Preapproval fee levels for all services to be provided by the independent registered public accountant to the Funds, and applicable non-audit services to be provided by the accountant to the Funds’ investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.

8. Supporting Documentation

With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

9. Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accountant and the Funds’ treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.

Appendix A – Audit Committee Preapproval Policy

Preapproved Audit Services

for

October 27, 2006 through October 31, 2007

Service	Fee Range
Statutory audits or financial audits (including tax services associated with non-audit services)	As presented to Audit Committee in a separate engagement letter[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters

Not to exceed $9,000 per filing

Appendix B – Audit Committee Preapproval Policy

Preapproved Audit-Related Services

for

October 27, 2006 through October 31, 2006

Service	Fee Range

Consultations by Fund management with respect to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies

Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of Funds’ semi-annual financial statements	Not to exceed $2,000 per set of financial statements per fund
Regulatory compliance assistance	Not to exceed $5,000 per quarter
Training Courses	Not to exceed $5,000 per course

Appendix C – Audit Committee Preapproval Policy

Preapproved Tax Services

for

October 27, 2006 through October 31, 2007

Service	Fee Range
Review of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	As presented to Audit Committee in a separate engagement letter[1]
Tax assistance and advice regarding statutory, regulatory or administrative developments	Not to exceed $5,000 for the Funds’ or for the Funds’ investment adviser during the Pre-Approval period
Assistance with custom tax audits and related matters	Not to exceed $15,000 per Fund during the Pre-Approval Period
Tax Training Courses	Not to exceed $5,000 per course during the Pre-Approval Period

M & A tax due diligence services associated with Fund mergers including: review of the target fund’s historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with target management and external tax advisors. Advice regarding the target fund’s overall tax posture and historical and future tax exposures.

Not to exceed $8,000 per merger during the Pre-Approval Period
Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation for structured finance vehicles)	Not to exceed $20,000 during the Pre-Approval Period

Appendix D – Audit Committee Preapproval Policy

Preapproved All Other Services

for

October 27, 2006 through October 31, 2007

Service	Fee Range
No other services for the Pre-Approval Period have been specifically preapproved by the Audit Committee.	N/A

Exhibit 1 – Audit Committee Preapproval Policy

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services
•	Management functions
•	Human resources
•	Broker-dealer, investment adviser or investment banking services
•	Legal services
•	Expert services unrelated to the audit
______________

1 For new funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing funds, pro-rated in accordance with inception dates as provided in the auditors’ proposal or any engagement letter covering the period at issue. Fees in the engagement letter will be controlling.

(e)(2) None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) According to KPMG for the fiscal year ended July 31, 2007, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees is as follows:

Fund	2007
Domini Social Trust	0%

(g) There were no non-audit fees billed by KPMG, the registrant’s accountant, for services rendered to the registrant’s Service Providers for the last two fiscal years of the registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2007, were $21,200, and for the fiscal year ended July 31, 2006, were $27,147.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Within 90 days prior to the filing of this report on Form N-CSR, Amy L. Thornton, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Thornton and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in this report on Form N-CSR is accumulated and communicated to the registrant’s management, including the Ms. Thornton and Ms. Laible, as appropriate to allow timely decisions regarding required disclosures.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI SOCIAL TRUST
By:	/s/ Amy L. Thornton
Amy L. Thornton President

Date: October 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Amy L. Thornton
Amy L. Thornton President (Principal Executive Officer)

Date: October 5, 2007

By:	/s/ Carole M. Laible
Carole M. Laible Treasurer (Principal Financial Officer)

Date: October 5, 2007